                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------

          AMENDMENT, dated as of September 18, 1998 (this "Amendment"), among EXTENDED STAY AMERICA, INC., a Delaware corporation (the "Borrower"), the banks party to the Credit Agreement described below (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and Arranger, and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :
                             -------------------

     WHEREAS, the Borrower, the Banks, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Arranger, and The Industrial Bank of Japan, as Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, modified and supplemented through the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. Section 11 of the Credit Agreement is hereby amended by (a) adding the proviso "provided that the September 1998 Charge shall not be deemed to constitute corporate overhead for purposes of this definition" at the end of the definition of "Annualized Corporate Overhead Amount", (b) deleting the "and" before clause (iv) of the proviso to the definition of "Consolidated Net Income" and inserting a comma in lieu thereof, (c) adding the phrase "and (v) the September 1998 Charge shall not be taken into account in determining Consolidated Net Income of the Borrower" at the end of the definition of "Consolidated Net Income" and (d) adding the following definition in the appropriate alphabetical order:

     "September 1998 Charge" shall mean the non-recurring expense of up to $13,250,000 resulting from the establishment in the fiscal quarter of the Borrower ended September 1998 of a valuation allowance for costs which have been incurred to acquire options for sites, the performance of related due diligence and other related expenses.

     2. This Amendment is limited precisely as written and shall not be deemed to be a consent to or modification of any other term or condition of the Credit Agreement, the other Credit Documents or any of the instruments or agreements referred to therein.

     3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Amendment Date (as defined below) after giving effect to this Amendment and
(y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Amendment Date after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Amendment Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     4. This Amendment shall become effective for all purposes on the first date (the "Amendment Date"), on and after the date that the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to Administrative Agent's counsel (attention: M. Irmak Canevi, Fax: (212) 354-8113).

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     9. From and after the Amendment Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or each of the Credit Documents shall be deemed to be references to such Credit Agreement or each of the Credit Documents as amended hereby.

*                                      *                                       *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    EXTENDED STAY AMERICA, INC.


                                    By:  /s/  Robert A. Brannon
                                       ---------------------------------------
                                       Name:  Robert A. Brannon
                                       Title:  Senior Vice President

                                    MORGAN STANLEY SENIOR FUNDING,
                                      INC., Individually, as Syndication Agent and as Arranger

                                    By:  /s/  Michael T. McLaughlin
                                       ---------------------------------------
                                       Name:  Michael T. McLaughlin
                                       Title:  Principal

                                    THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED, Individually and as
                                      Administrative Agent


                                    By:  /s/  Takuya Honjo
                                       ---------------------------------------
                                       Name:  Takuya Honjo
                                       Title:  Senior Vice President

                                    BALANCED HIGH YIELD FUND I, LTD., c/o
                                      BHF-BANK AKTIENGESELLSCHAFT
                                      Acting through its New York Branch as
                                      attorney-in-fact


                                    By:  /s/  John Sykes
                                       -----------------------------------
                                       Name:  John Sykes
                                       Title:  Vice President

                                    By:  /s/  Tony Heyman
                                       -----------------------------------
                                       Name:  Tony Heyman
                                       Title:  AVP

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY


                                    By:  /s/  Brian S. Dossie
                                       -----------------------------------
                                       Name:  Brian S. Dossie
                                       Title:  Assistant Vice President

                                    BANK ONE, KENTUCKY, NA


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    BANKBOSTON, NA


                                    By:  /s/  Renee A. Ross
                                       -----------------------------------
                                       Name:  Renee A. Ross
                                       Title:  Managing Director

                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    BEAR STEARNS INVESTMENT
                                      PRODUCTS, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    BLACK DIAMOND CAPITAL
                                      MANAGEMENT LLC
                                      c/o TORONTO DOMINION TX, INC.


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    CANADIAN IMPERIAL BANK OF
                                      COMMERCE


                                    By:  /s/  Karen Volk
                                       -----------------------------------
                                       Name:  Karen Volk
                                       Title:  Authorized Signatory

                                    CAPTIVA III FINANCE, LTD.
                                      c/o PACIFIC INVESTMENT
                                      MANAGEMENT CO.
                                      By:  PIMCO Management Inc.,
                                         a general partner


                                    By:  /s/  Richard M. Weil
                                        ----------------------------------
                                        Name:  Richard M. Weil
                                        Title:  Senior Vice President

                                    CHANG HWA COMMERCIAL BANK, LTD.,
                                      NEW YORK BRANCH


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    CHEVY CHASE BANK, FSB


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                      L'UNION EUROPEENE


                                    By:  /s/  Marcus Edward
                                       -----------------------------------
                                       Name:  Marcus Edward
                                       Title:  Vice President

                                    By:  /s/  Sean Mounier
                                       -----------------------------------
                                       Name:  Sean Mounier
                                       Title:  First Vice President

                                    DELANO COMPANY
                                      By PACIFIC INVESTMENT
                                      MANAGEMENT COMPANY, as its
                                      Investment Advisor
                                      By:  PIMCO Management Inc.,
                                         a general partner


                                    By:  /s/  Richard M. Weil
                                       -----------------------------------
                                       Name:  Richard M. Weil
                                       Title:  Senior Vice President

                                    ERSTE BANK DER OESTERREICHISCHEN
                                      SPARKASSENAG


                                    By:  /s/  Paul Judicke
                                       -----------------------------------
                                       Name:  Paul Judicke
                                       Title:  Vice President

                                    By:  /s/  John S. Runnio
                                       -----------------------------------
                                       Name:  John S. Runnio
                                       Title:  First Vice President

                                    FIRST COMMERCIAL BANK


                                    By:  /s/  June Shiong Lu
                                       -----------------------------------
                                       Name:  June Shiong Lu
                                       Title:  SVP & General Manager

                                    FLOATING RATE PORTFOLIO
                                      c/o INVESCO SENIOR SECURED
                                      MANAGEMENT


                                    By:  /s/  Kathleen A. Lenarcic
                                       -----------------------------------
                                       Name:  Kathleen A. Lenarcic
                                       Title:  Authorized Signatory

                                    HELLER FINANCIAL, INC.


                                    By:  /s/  Linda W. Wolf
                                       -----------------------------------
                                       Name:  Linda W. Wolf
                                       Title:  Senior Vice President

                                    IMPERIAL BANK


                                    By:  /s/  Steven K. Johnson
                                       -----------------------------------
                                       Name:  Steven K. Johnson
                                       Title:  Senior Vice President

                                    KZH III LLC


                                    By:  /s/  Virginia Conway
                                       -------------------------------
                                       Name:  Virginia Conway
                                       Title:  Authorized Agent

                                    KZH ING-2 LLC


                                    By:  /s/  Virginia Conway
                                       -------------------------------
                                       Name:  Virginia Conway
                                       Title:  Authorized Agent

                                    KZH-PAMCO LLC


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    LAND BANK OF TAIWAN


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    LEHMAN COMMERCIAL PAPER INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MANUFACTURERS AND TRADERS TRUST
                                      COMPANY


                                    By:  /s/  R. Buford Sears
                                       -------------------------------
                                       Name:  R. Buford Sears
                                       Title:  Administrative Vice President

                                    MERRILL LYNCH, PIERCE, FENNER &
                                      SMITH INCORPORATED


                                    By:  /s/  Benjamin W. Lau
                                       -------------------------------
                                    Name:  Benjamin W. Lau
                                    Title:  Authorized Signatory

                                    ML CLO XIX STERLING (CAYMAN) LTD.
                                      c/o STERLING ASSET MANAGEMENT,
                                      LLC


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    ML CLO XX PILGRIM AMERICA
                                      (CAYMAN), LTD. c/o PILGRIM
                                      AMERICA INVESTMENTS, INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    MOUNTAIN CLO TRUST


                                    By:
                                       -------------------------------
                                        Name:
                                        Title:

                                    ORIX USA CORPORATION


                                    By:  /s/  Mr. Charles Kobayashi
                                        ------------------------------
                                        Name:  Mr. Charles Kobayashi
                                        Title:  Vice President & Manager

                                    PAM CAPITAL FUNDING, LP
                                       c/o PROTECTIVE ASSET
                                      MANAGEMENT COMPANY


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    SENIOR DEBT PORTFOLIO
                                      c/o BOSTON MANAGEMENT
                                      RESEARCH


                                    By:  /s/  Scott H. Page
                                        ------------------------------
                                        Name:  Scott H. Page
                                        Title:  Vice President

                                    SUMMIT BANK


                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

                                    THE DEVELOPMENT BANK OF
                                      SINGAPORE, LTD.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    THE LONG TERM CREDIT BANK OF
                                      JAPAN, LTD.


                                    By:  /s/  Thomas Meyer
                                       -------------------------------
                                       Name:  Thomas Meyer
                                       Title:  Senior Vice President

                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    TORONTO DOMINION TX, INC.


                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    RZB FINANCE LLC


                                    By:  /s/  John A. Valiska
                                       -----------------------------
                                       Name:  John A. Valiska
                                       Title:  Vice President

                                    By:  /s/  Pearl Geffers
                                       -----------------------------
                                       Name:  Pearl Geffers
                                       Title:  Vice President

                                                                         ANNEX I


                         ACKNOWLEDGEMENT AND AGREEMENT
                         -----------------------------

     Each of the undersigned, each being a Subsidiary Guarantor on the Amendment Date (including each Subsidiary of the Borrower which was a Subsidiary Guarantor immediately before the Amendment Date and each Subsidiary of the Borrower which becomes a Subsidiary Guarantor on the Amendment Date) hereby acknowledges and agrees to the provisions of the foregoing Amendment, and hereby agrees for the benefit of the Banks that all references in the Credit Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

                         ESA 0100, INC.
                         ESA 0102, INC.
                         ESA 0106, INC.
                         ESA 0115, INC.
                         ESA 0121, INC.
                         ESA 0123, INC.
                         ESA 0124, INC.
                         ESA 0125, INC.
                         ESA 0127, INC.
                         ESA 0131, INC.
                         ESA 0132, INC.
                         ESA 0140, INC.
                         ESA 0145, INC.
                         ESA 0153, INC.
                         ESA 0155, INC.
                         ESA 0161, INC.
                         ESA 0163, INC.
                         ESA 0172, INC.
                         ESA 0174, INC.
                         ESA 0175, INC.
                         ESA 0180, INC.
                         ESA 0186, INC.
                         ESA 0201, INC.
                         ESA 0206, INC.
                         ESA 0223, INC.
                         ESA 0231, INC.
                         ESA 0232, INC.
                         ESA 0247, INC.
                         ESA 0280, INC.
                         ESA 0291, INC.
                         ESA 0295, INC.
                         ESA 0296, INC.
                         ESA 0302, INC.

                         ESA 0303, INC.
                         ESA 0305, INC.
                         ESA 0308, INC.
                         ESA 0309, INC.
                         ESA 0311, INC.
                         ESA 0315, INC.
                         ESA 0316, INC.
                         ESA 0317, INC.
                         ESA 0325, INC.
                         ESA 0328, INC.
                         ESA 0331, INC.
                         ESA 0335, INC.
                         ESA 0341, INC.
                         ESA 0352, INC.
                         ESA 0355, INC.
                         ESA 0356, INC.
                         ESA 0361, INC.
                         ESA 0362, INC.
                         ESA 0370, INC.
                         ESA 0371, INC.
                         ESA 0373, INC.
                         ESA 0379, INC.
                         ESA 0381, INC.
                         ESA 0382, INC.
                         ESA 0396, INC.
                         ESA 0399, INC.
                         ESA 0410, INC.
                         ESA 0413, INC.
                         ESA 0414, INC.
                         ESA 0417, INC.
                         ESA 0418, INC.
                         ESA 0421, INC.
                         ESA 0450, INC.
                         ESA 0454, INC.
                         ESA 0455, INC.
                         ESA 0478, INC.
                         ESA 0479, INC.
                         ESA 0480, INC.
                         ESA 0486, INC.
                         ESA 0494, INC.
                         ESA 0501, INC.
                         ESA 0503, INC.
                         ESA 0504, INC.
                         ESA 0510, INC.
                         ESA 0521, INC.

                         ESA 0522, INC.
                         ESA 0525, INC.
                         ESA 0526, INC.
                         ESA 0527, INC.
                         ESA 0530, INC.
                         ESA 0532, INC.
                         ESA 0541, INC.
                         ESA 0552, INC.
                         ESA 0553, INC.
                         ESA 0554, INC.
                         ESA 0555, INC.
                         ESA 0557, INC.
                         ESA 0561, INC.
                         ESA 0562, INC.
                         ESA 0564, INC.
                         ESA 0565, INC.
                         ESA 0574, INC.
                         ESA 0576, INC.
                         ESA 0590, INC.
                         ESA 0600, INC.
                         ESA 0629, INC.
                         ESA 0634, INC.
                         ESA 0640, INC.
                         ESA 0646, INC.
                         ESA 0658, INC.
                         ESA 0659, INC.
                         ESA 0660, INC.
                         ESA 0670, INC.
                         ESA 0675, INC.
                         ESA 0677, INC.
                         ESA 0679, INC.
                         ESA 0680, INC.
                         ESA 0681, INC.
                         ESA 0691, INC.
                         ESA 0699, INC.
                         ESA 0700, INC.
                         ESA 0701, INC.
                         ESA 0706, INC.
                         ESA 0731, INC.
                         ESA 0733, INC.
                         ESA 0734, INC.
                         ESA 0737, INC.
                         ESA 0745, INC.
                         ESA 0752, INC.
                         ESA 0753, INC.

                         ESA 0765, INC.
                         ESA 0767, INC.
                         ESA 0780, INC.
                         ESA 0785, INC.
                         ESA 0788, INC.
                         ESA 0789, INC.
                         ESA 0795, INC.
                         ESA 0802, INC.
                         ESA 0805, INC.
                         ESA 0806, INC.
                         ESA 0810, INC.
                         ESA 0815, INC.
                         ESA 0817, INC.
                         ESA 0824, INC.
                         ESA 0828, INC.
                         ESA 0831, INC.
                         ESA 0838, INC.
                         ESA 0851, INC.
                         ESA 0857, INC.
                         ESA 0858, INC.
                         ESA 0859, INC.
                         ESA 0860, INC.
                         ESA 0861, INC.
                         ESA 0869, INC.
                         ESA 0876, INC.
                         ESA 0877, INC.
                         ESA 0884, INC.
                         ESA 0885, INC.
                         ESA 0886, INC.
                         ESA 0898, INC.
                         ESA 0901, INC.
                         ESA 0902, INC.
                         ESA 0903, INC.
                         ESA 0911, INC.
                         ESA 0916, INC.
                         ESA 0919, INC.
                         ESA 0931, INC.
                         ESA 0932, INC.
                         ESA 0936, INC.
                         ESA 0939, INC.
                         ESA 0942, INC.
                         ESA 0951, INC.
                         ESA 0974, INC.
                         ESA 0976, INC.
                         ESA 0977, INC.

                         ESA 0979, INC.
                         ESA 0981, INC.
                         ESA 0985, INC.
                         ESA 0986, INC.
                         ESA 0990, INC.
                         ESA 0991, INC.
                         ESA 0992, INC.
                         ESA 0993, INC.
                         ESA 0994, INC.
                         ESA 0995, INC.
                         ESA 0996, INC.
                         ESA 1015, INC.
                         ESA 1500, INC.
                         ESA 1501, INC.
                         ESA 1502, INC.
                         ESA 1510, INC.
                         ESA 1514, INC.
                         ESA 1546, INC.
                         ESA 1550, INC.
                         ESA 1591, INC.
                         ESA 1594, INC.
                         ESA 1596, INC.
                         ESA 1634, INC.
                         ESA 2503, INC.
                         ESA 2509, INC.
                         ESA 2522, INC.
                         ESA 3503, INC.
                         ESA 3504, INC.
                         ESA 4012, INC.
                         ESA 4013, INC.
                         ESA 4014, INC.
                         ESA 4015, INC.
                         ESA 4016, INC.
                         ESA 4019, INC.
                         ESA 4023, INC.
                         ESA 4027, INC.
                         ESA 4034, INC.
                         ESA 6000, INC.
                         ESA 6002, INC.
                         ESA 6005, INC.
                         ESA 6011, INC.
                         ESA 6012, INC.
                         ESA 6016, INC.
                         ESA 6022, INC.
                         ESA 6026, INC.

                         ESA 6027, INC.
                         ESA 6028, INC.
                         ESA 6029, INC.
                         ESA 6030, INC.
                         ESA 6036, INC.
                         ESA 6037, INC.
                         ESA 6048, INC.
                         ESA 6049, INC.
                         ESA 6055, INC.
                         ESA 6057, INC.
                         ESA 6066, INC.
                         ESA 6072, INC.
                         ESA 6073, INC.
                         ESA 6074, INC.
                         ESA 6086, INC.
                         ESA 7003, INC.
                         ESA 7010, INC.
                         ESA 7011, INC.
                         ESA 7502, INC.
                         ESA 7508, INC.
                         ESA 7512, INC.
                         ESA 7513, INC.
                         ESA 7519, INC.
                         ESA 8515, INC.
                         ESA 8525, INC.
                         ESA 8546, INC.
                         ESA ARIZONA, INC.
                         ESA C1, INC.
                         ESA COL, INC.
                         ESA FLORIDA, INC.
                         ESA GEORGIA, INC.
                         ESA ILLINOIS, INC.
                         ESA INDIANA, INC.
                         ESA LOUISIANA, INC.
                         ESA MARYLAND, INC.
                         ESA MINNESOTA, INC.
                         ESA OHIO, INC.
                         ESA OKLAHOMA, INC.
                         ESA TEXAS, INC.
                         ESA TENNESSEE, INC.
                         ESA UTAH, INC.
                         ESA VIRGINIA, INC.
                         ESA WASHINGTON, INC.
                         EXTENDED STAY 0453, INC.
                         EXTENDED STAY 0463, INC.

                         EXTENDED STAY 0507, INC.
                         EXTENDED STAY 0547, INC.
                         EXTENDED STAY 2506, INC.
                         EXTENDED STAY CA, INC.
                         ESA MANAGEMENT, INC.
                         ESA WEST, INC.
                         ESA INTERNATIONAL, INC.
                         STUDIO PLUS HOTELS, INC.
                         STUDIO PLUS PROPERTIES, INC.



                                By
                                   ------------------------------------
                                   Name:

                                   Title:

                                        On behalf of each Subsidiary
                                            Guarantor listed above